SUMMARY PROSPECTUS

January 12, 2026

Leverage Shares 2X Long HUT Daily ETF

Ticker Symbol: HUTG

Listed on The Nasdaq Stock Market, LLC

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the Leverage Shares 2X Long HUT Daily ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.ThemesETFs.com. You can also get this information at no cost by calling 1-866-5Themes (1-866-584-3637). The current Prospectus and Statement of Additional Information dated January 12, 2026 are incorporated by reference into this Summary Prospectus.

Leverage Shares 2X Long HUT Daily ETF

IMPORTANT INFORMATION REGARDING THE FUND

The Leverage Shares 2X Long HUT Daily ETF (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify (200%) the daily performance of the publicly traded common stock of Hut 8 Corp. (Nasdaq: HUT) (“HUT” or “Underlying Security”). The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Underlying Security for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Underlying Security for that period. Longer holding periods, higher volatility of the Underlying Security and leverage increase the impact of compounding on an investor’s returns. During periods of higher Underlying Security volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the performance of the Underlying Security is flat, and it is possible that the Fund will lose money even if the performance of the Underlying Security increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the price of the Underlying Security falls by more than 50% in one trading day.

Investment Objective

The Fund is an exchange traded fund (“ETF”) that seeks daily levered investment results, before fees and expenses, of two times (200%) of the daily percentage change in the price of the common stock of HUT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses[3]	0.75%

[1]	The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee paid to the Adviser (as defined below) pursuant to the investment advisory agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.
[2]	Estimated for the current fiscal year.
[3]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$77	$242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the Underlying Security and financial instruments with economic characteristics that, in combination, provide 200% daily leveraged exposure to the price of the Underlying Security, consistent with the Fund’s investment objective.

The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on an investment by the Fund in the Underlying Security that is equal, on a daily basis, to 200% of the value of the Fund’s net assets. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Underlying Security’s stock.

Depending on market conditions, market liquidity and operational constraints, the Fund may either buy deep in-the-money call option contracts, or simultaneously buy an at-the-money call option contract and sell an at-the-money put option contract (a strategy generally referred to as synthetic forward). All option contracts bought and sold will be against the Underlying Security. The Fund will pay the premium for each call option contract bought and receive the premium for each put option sold. The Fund’s participation in potential changes in the price of the Underlying Security is based on the price of the Underlying Security at the time the Fund buys the call and sells the put option contracts, the strike price of the call (put) option contract and the Underlying Security’s price at the time of the contract’s expiration. The maturity of the option contract bought and sold may vary from 1-week to 1-month.

As part of the Fund’s strategy, the Fund may buy a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put options contracts that are based on the value of the price returns of the Underlying Security. The Fund will only buy and sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Security) the option at a specified exercise price.

An option is said to be European Style when it can be exercised only at expiration whereas an American Style option can be exercised at any time prior to expiration. The Fund may use either European or American style options.

As a result of its investment strategy, the Fund will be concentrated in the industry to which the Underlying Security is assigned (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure to the industry to which the Underlying Security is assigned). As of the date of this prospectus, the Underlying Security is assigned to the software industry.

The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease in the value of the Underlying Security. At the close of the markets each trading day, Themes Management Company, LLC (the “Adviser”) rebalances the Fund’s portfolio so that its exposure to the Underlying Security is consistent with the Fund’s investment objective. The impact of the Underlying Security’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of the Underlying Security has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of the Underlying Security has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover.

On a day-to-day basis, the Fund is expected to hold collateral for its derivative positions. For this purpose, the Fund may invest in money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund is expected to allocate between 25 – 50% of its assets as collateral for swap agreements or as premiums for purchased options contracts.

Generally, the Fund pursues its investment objective regardless of market conditions and does not generally take defensive positions. If the Underlying Security moves more than 50% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money.

The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.

The Fund is considered to be non-diversified. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

Hut 8 Corp. is a diversified energy infrastructure platform that integrates power generation, digital infrastructure, and computing resources to support applications such as Bitcoin mining and, increasingly high-performance computing (HPC) for artificial intelligence (AI). While Bitcoin mining remains a primary revenue driver, the company is expanding its HPC/AI workloads. The company operates a portfolio of data centers and power assets across the United States and Canada. The company is also engages in Bitcoin mining but has spun off its mining business into a subsidiary. The common stock of HUT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission (“SEC”) by the Underlying Security pursuant to the Exchange Act can be located by reference to the SEC file number 001-41864 through the SEC’s website at www.sec.gov. In addition, information regarding the Underlying Security may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to the shares of the Underlying Security or other securities related to the Underlying Security. The Fund has derived all disclosures contained in this document regarding the Underlying Security from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Security is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Security have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning the Underlying Security could affect the value of the Fund’s investments with respect to the Underlying Security and therefore the value of the Fund.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Security over the same period. The Fund will lose money if the Underlying Security’s performance is flat over time, and as a result of daily rebalancing, the Underlying Security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Security’s performance increases over a period longer than a single day.

Additional Information on Bitcoin

Bitcoin is a digital asset that is created and transmitted through the operations of the online, peer-to-peer Bitcoin network, a decentralized network of computers that operates on cryptographic protocols. The ownership of bitcoin is determined by participants in the Bitcoin network. The Bitcoin network connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. This is commonly referred to as the Bitcoin Protocol. Bitcoin, the asset, plays a key role in the operation of the Bitcoin network, as the computers (or “miners”) that process transactions on the network and maintain the network’s security are compensated through the issuance of new bitcoin and through transaction fees paid by users in bitcoin.

No single entity owns or operates the Bitcoin network. Bitcoin is not issued by any government, by banks or similar organizations. The infrastructure of the Bitcoin network is collectively maintained by a decentralized user base. The Bitcoin network is accessed through software, and software governs the creation, movement, and ownership of “bitcoin,” the unit of account on the Bitcoin network ledger. The value of bitcoin is determined, in part, by the supply of, and demand for, bitcoin in the global markets for trading bitcoin, market expectations for the adoption of bitcoin as a decentralized store of value, the number of merchants and/or institutions that accept bitcoin as a form of payment and the volume of private end-user-to-end-user transactions.

Bitcoin transaction and ownership records are reflected on the “Bitcoin blockchain,” which is a digital public record or ledger. Copies of this ledger are stored in a decentralized manner on the computers of each Bitcoin network node (a node is any user who maintains on their computer a full copy of all the bitcoin transaction records, the blockchain, as well as related software). Transaction data is permanently recorded in files called “blocks,” which reflect transactions that have been recorded and authenticated by Bitcoin network participants. The Bitcoin network software source code includes protocols that govern the creation of new bitcoin and the cryptographic system that secures and verifies bitcoin transactions.

Principal Risks of Investing in the Fund

An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. Additionally, the Fund presents risks that are not traditionally associated with other mutual funds and ETFs. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield or total return. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from 200% of the performance of the Underlying Security’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during the shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Underlying Security’s volatility and its return could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Underlying Security volatility; b) Underlying Security performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to the Underlying Security. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the Underlying Security; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Underlying Security.

During periods of higher Underlying Security volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during a shareholder’s holding period of an investment in the Fund.

As shown in the chart below, the Fund would be expected to lose 6.1% if the Underlying Security provided no return over a one-year period during which the Underlying Security experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Underlying Security’s return is flat. For instance, if the Underlying Security’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Underlying Security and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Underlying Security. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.

One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Underlying Security’s annualized historical daily volatility rate for the five-year period ended December 31, 2024 (the “Period”) was 124.35%. The Underlying Security’s highest historical volatility rate for any one calendar year during the Period was 153.41% and volatility for a shorter period of time may have been substantially higher. The Underlying Security’s annualized historical performance for the Period was 38.60%. Historical volatility and performance are not indications of what the Underlying Security’s volatility and performance will be in the future. Volatility for a shorter period of time may have been substantially higher.

For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information About Investment Techniques and Policies.”

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Underlying Security will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Security, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50%. This would result in a total loss of a shareholder’s investment in one day even if the Underlying Security subsequently moves in the opposite direction and eliminates all or a portion of its earlier daily change. A total loss may occur in a single day even if the Underlying Security does not lose all of its value. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Underlying Security and may increase the volatility of the Fund.

To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative security, reduce its leverage or close.

Hut 8 Corp. Investing Risk. Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, in addition to the risks associated with operating companies and companies in the software industry, HUT faces risks that include, but are not limited to: exposure to valuation volatility related to its majority ownership in American Bitcoin Corp., whose equity value may fluctuate significantly; concentration of assets in a substantial Bitcoin corporate treasury, which exposes its balance sheet to extreme asset price volatility; and risks associated with the use of leverage and credit facilities to finance energy and digital infrastructure investments, including increased sensitivity to market conditions, liquidity constraints, and refinancing risk. For additional Underlying Security risk information, please refer to the Underlying Security’s public filings by reference to the Underlying Security’s SEC file number 001-41864, which can be accessed on the SEC’s website at www.sec.gov.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may expose the Fund to greater risks, and may result in larger losses or small gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.

Swap Agreements. The Fund expects to use swap agreements to achieve its investment objective. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Additionally, any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Such costs may increase as interest rates rise.

Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may expose investors to significant losses.

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to the Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of the Underlying Security moves against its positions, potentially resulting in a complete loss of the premium paid.

Counterparty/Collateral Risk. If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Fund losing money or not being able to meet its daily leveraged investment objective.

In addition, because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund, or the Fund may decide to change its leveraged investment objective. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be increased when there is significant market volatility.

Collateral pledged by a counterparty may be insufficient to fully mitigate credit exposure in the event of a default. This risk may arise from declines in collateral value, limited marketability, legal or perfection issues, or challenges in enforcing security interests.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Underlying Security that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Intraday Investment Risk. The intraday performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Underlying Security at the market close on the first trading day and the value of the Underlying Security at the time of purchase. If the Underlying Security gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Underlying Security declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Therefore, an investor that purchases shares intraday may experience performance that is greater than, or less than, the Fund’s stated investment objective.

If there is a significant intraday market event and/or the Underlying Security experiences a significant change in value, the Fund may not meet its investment objective, may not be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads. Additionally, the Fund may close prior to the close of trading on the Exchange (defined below) and experience significant losses.

Daily Correlation Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Security and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Underlying Security is impacted by the Underlying Security’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Underlying Security at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Underlying Security increases on days when the Underlying Security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.

The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) the Underlying Security. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s desired correlation with the Underlying Security. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Underlying Security. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the performance of the Underlying Security. Any of these factors could decrease the correlation between the performance of the Fund and the Underlying Security and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.

Bitcoin Risk. Investments in the Underlying Security exposures investors to Bitcoin risk, which involves significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to Bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of Bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for Bitcoin and restrict its usage. Additionally, risks associated with the sale of newly mined Bitcoin, Bitcoin exchanges, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to Bitcoin-linked investments.

There is a lack of consensus regarding the regulation of Bitcoin and its markets. As a result of the growth in the size of the Bitcoin markets, the U.S. Congress and a number of U.S. federal and state agencies (including FinCEN, SEC, OCC, CFTC, FINRA, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the Internal Revenue Service, state financial institution regulators, and others) have been examining the operations of digital asset networks, digital asset users and digital asset markets. Many of these state and federal agencies have brought enforcement actions or issued consumer advisories regarding the risks posed by digital assets to investors. Ongoing and future regulatory actions with respect to digital assets may alter, perhaps to a materially adverse extent, the nature of an investment in a digital asset.

Digital Asset Mining Risk. Blockchains, such as the Bitcoin network, are maintained and secured by a group of validators who “mine” the digital asset. This involves contributing computer power to the network to validate transactions, maintain security, and finalize settlement. As a miner of Bitcoin and other digital assets, the Underlying Security faces risks related to price volatility. Miners are paid in the underlying digital asset, so a drop in the market value of the digital asset would reduce revenue. Higher energy costs require significant electricity to power computers, which is a significant operating expense for miners. In addition, significant investments in mining hardware and equipment are necessary to keep up with industry standards and competitors. Damage to equipment, hijacking of computing resources, malware, and theft of mined digital assets can occur, as can hardware failure.

Concentration Risk. The Fund will be concentrated in the industry to which the Underlying Security is assigned (i.e., hold more than 25% of its total assets in investments that provide long exposure to the industry to which the Underlying Security is assigned). A portfolio concentrated in a particular industry may present more risks than a portfolio that is broadly diversified over several industries or sectors. As of the date of this prospectus, the Underlying Security is assigned to the software industry.

Software Industry Risk. Computer software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.

Artificial Intelligence Risk. Companies engaged in artificial intelligence (“AI”) and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund and/or the Fund’s service providers, including the Adviser, market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Adviser, other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. The Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on the Fund, its investments, and the Fund’s ability to achieve its investment objective. Global trade policies, including tariffs, could also materially adversely affect the performance of the Fund’s holdings.

Equity Securities Risk. Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.

Indirect Investment Risk. The Underlying Security is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of the Underlying Security and make no representation as to the performance of the Underlying Security. Investing in the Fund is not equivalent to investing in the Underlying Security. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the Underlying Security.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements. In a repurchase agreement, a party sells a security, commonly a U.S. government security, and agrees to buy the security back at a specific price at a specified later time. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intraday (premium) or less than the NAV intraday (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as The Nasdaq Stock Market LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.

Early Close/Trading Halt Risk. The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Cash Transaction Risk. The Fund will generally effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and will incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund will bear such costs, which will decrease the Fund’s net asset value.

Tax Risk. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter and meet annual distribution requirements.

The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, including gaining exposure to the Underlying Security through the use of swaps, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is considered to be non-diversified. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Liquidity Risk. Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Security. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund. To the extent that the Underlying Security’s value increases or decreases significantly, the Fund may be one of many market participants that are attempting to transact in the Underlying Security. Under such circumstances, the market for the Underlying Security may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund’s transactions could exacerbate the price changes of the Underlying Security and may impact the ability of the Fund to achieve its investment objective.

In certain cases, the market for the Underlying Security and/or Fund may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have difficulty transacting in it and/or in correlated investments, such as swap contracts. Further, the Fund’s transactions could exacerbate illiquidity and volatility in the price of the Underlying Security and correlated derivative instruments.

Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Fund Performance

Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.ThemesETFs.com or by calling the Fund toll-free at 1-866-5Themes (1-866-584-3637).

Management

Investment Adviser

Themes Management Company, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers

Calvin Tsang, CFA, Head of Product Management and Development of the Adviser, Dingxun (Kevin) Shao, Vice President, Product Management and Development of the Adviser and Paul Bartkowiak, Associate Vice President, Portfolio Management of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and each has served as portfolio manager since the Fund’s inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.ThemesETFs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.